SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 12, 2006

PHOENIX TECHNOLOGIES LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-17111	04-2685985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 Murphy Ranch Road, Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 570-1000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events.

On July 12, 2006, the Company issued a press release announcing that it has engaged Savvian LLC, an independent investment bank, to assist the Board of Directors and management of the Company in assessing its strategic alternatives to maximize shareholder value, as well as its consideration of the unsolicited proposal made by Ramius Capital Group A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1      Phoenix Technologies Ltd. Press Release dated July 12, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX TECHNOLOGIES LTD.

By:	/s/ Scott C. Taylor
Scott C. Taylor Vice President, General Counsel and Secretary

Date: July 13, 2006

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Phoenix Technologies Ltd. Press Release dated July 12, 2006.